UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_______________________

FORM 8-K

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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 22, 2011

The Interpublic Group of Companies, Inc.
(Exact Name of Registrant as Specified in Charter)
Delaware	1-6686	13-1024020
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1114 Avenue of the Americas, New York, New York		10036
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: 212-704-1200
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 22, 2011, the Board of Directors of The Interpublic Group of Companies, Inc. (the “Company”) elected Dawn E. Hudson as a non-management director, effective immediately.

Ms. Hudson’s compensation for her service as a director will be consistent with that of the Company's other non-management directors, as described in the Company’s proxy statement, filed with the Securities and Exchange Commission on April 20, 2011, under “Non-Management Director Compensation.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE INTERPUBLIC GROUP OF COMPANIES, INC.
Date: August 26, 2011	By:	/s/ Nicholas J. Camera
Nicholas J. Camera Senior Vice President, General Counsel and Secretary